Putnam
Premier
Income
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The turbulent market environment that prevailed throughout the first half of Putnam Premier Income Trust's fiscal 1999 continued its volatility during the second half. Despite the ongoing uncertainty, your fund's trisector investment strategy was instrumental in delivering competitive results for the full fiscal year. In the following report, your fund's management team reviews performance and discusses prospects for fiscal 2000 in the emerging economic and market environment.

I am pleased to announce the appointment of David L. Waldman and Robert M. Paine to your fund's management team during fiscal 1999. David joined Putnam in 1997 and is a chief investment officer in the Core Fixed Income Group. He was previously associated with Lazard Freres Asset Management and Goldman Sachs Asset Management. He has 11 years of investment experience. Bob has been with Putnam since 1987 and is a senior portfolio manager in the High Yield Group. He also has 11 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999


Report from the Fund Managers

Robert Paine
David Waldman
D. William Kohli

Over the past year, financial, political, and economic events at home and overseas presented investors in fixed-income securities with some formidable challenges. Putnam Premier Income Trust began fiscal 1999 last August just as global market volatility began intensifying in earnest. Russia made history by defaulting on its debt. Shortly thereafter, hedge funds began liquidating their assets, seemingly en masse. With Asian and Latin American markets continuing to struggle, the U.S. Treasury market became the world's darling and any fixed-income sector that exhibited a modicum of risk fell out of favor. U.S. high-yield bonds and emerging-markets debt suffered to the greatest extent.

By the midpoint of the fiscal year, however, the global financial situation began to look brighter. Investors renewed their interest in U.S. high-yield and high-grade corporate issues as well as in U.S. mortgage-backed securities and emerging-markets bonds. As the second half of the period progressed, U.S. high-yield bonds and emerging-markets issues led the pack in terms of total return performance. However, earlier this summer, most bond sectors came under pressure once again, this time amid fears of rising inflation. The accelerating pace of global economic growth drove bond yields higher in markets worldwide.

The changing nature of the world's financial markets and ensuing bouts of volatility are reflected in your fund's performance for the 12 months ended July 31, 1999.

Total return for 12 months ended 7/31/99

     Net asset value                  Market price
----------------------------------------------------------------
         -4.01%                         -7.24%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


[GRAPHIC OMITTED: horizontal bar chart SECTOR ALLOCATION]

SECTOR ALLOCATION*

                               7/31/98            7/31/99

U.S. investment
grade                           38.1%              34.0%

High yield                      46.2%              45.0%

Foreign
(ex-emerging)                   10.3%              10.0%

Emerging
markets                          8.1%              11.0%

Footnote reads:
*Based on net assets. Holdings will vary over time.


* FED MAKES SEVERAL RATE ADJUSTMENTS TO REASSURE INVESTORS

Over the course of your fund's fiscal year, the Federal Reserve Board cut short-term interest rates three times and increased them once. The three successive rate cuts, enacted last fall, served to inject liquidity into the global marketplace and to ease fears about a worldwide financial crisis. The Fed then chose to raise rates by a quarter of a percentage point this past June to corral economic growth and reassure investors that the increase was necessary to keep inflation in check. (Shortly after the close of the fiscal year, the Fed implemented another quarter-point increase.)

In both instances, U.S. Treasury securities were the most seriously affected by the Fed's actions. Combined with the global flight to quality last fall, the rate cuts helped push the yield on the benchmark 30-year Treasury bond down -- and its price up -- to levels last seen in the 1960s. This sparked a historic rally in the Treasury sector. Conversely the anticipation of the Fed's interest-rate increase this past spring, combined with a more relaxed attitude among investors toward riskier investments, added fuel to already rising yields and propelled the long-term bond's yield past the psychologically important 6% mark. Thus your fund's position in Treasury securities helped buoy performance during the fiscal year's first half and then detracted from returns in the latter months.

Within the mortgage-backed securities sector, residential mortgage-backed issues, primarily seasoned current-coupon GNMAs, and commercial mortgage-backed securities, which offer structural prepayment protection, were emphasized. Strong economic activity and solid real estate fundamentals helped these holdings perform quite well for much of the period's second half.

* U.S. HIGH-YIELD BONDS SERVE AS FUND'S ANCHOR POSITION

Given the solid fundamentals of the U.S. economy and corporate America, we believe high-yield bonds present an attractive investment opportunity. By fiscal year's end, approximately 40 percent of the fund's net assets were invested in U.S. high-yield bonds.


"Bond investors have a new favorite pastime: hand wringing. . . What bond funds are doing well and should continue to outperform in this nervous environment? Those that invest in riskier debt, namely [high-yield] bonds and emerging-markets securities."

-- "Mutual Funds, Quarterly Review," The Wall Street Journal, July 6, 1999


Within this sector, we favored bonds in the telecommunications, media, and finance industries. Deregulation has created a favorable environment for merger and acquisition activity, which, in turn, creates the potential for credit upgrades and price appreciation opportunities. As investment conditions improved for high-yield bonds, telecommunications, financial services, and cable television were among the top-performing subsectors within the high-yield market and a key focus for your fund. Of the fund's telecom holdings, Global Crossing, Nextel, and Covad were among the most noteworthy performers. NTL, a U.K. cable company, and AMFM, Inc. were among the fund's top media issues. In addition, specialty finance companies such as Contifinancial and Delta Financial produced notable results. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


"As a multisector bond fund, Putnam Premier Income Trust can help investors who seek high current income within a controlled risk framework. With U.S. stock prices at historic highs, participating in the income and total return potential of a globally diversified bond fund might be the answer to some portfolio rebalancing questions."

-- Robert Paine, fund manager


Stricter Medicare reimbursement formulas negatively affected the performance of several health-care issues, particularly long-term nursing care bonds such as Sun Healthcare. We continue to hold these bonds in the portfolio, however, since we believe the bad news has been fully priced into the market and price appreciation going forward appears a possibility. Among cyclical industries, we selectively added some high-quality issues, such as Riverwood International in the packaging and container industry.

* EMERGING-MARKETS BONDS BECOME MORE ATTRACTIVE

During the period, we slightly increased the fund's position in emerging-markets securities as the fiscal year progressed. It was roughly 11% of net assets by the year's end. Since the fiscal year's midpoint, emerging-markets issues have performed extremely well, recovering some of the ground they lost in 1998. Although investors still have some fundamental concerns about Argentina and Brazil, bond prices in these markets are at historically inexpensive levels. The fund has exposure to bonds in these countries as well as the Mexican issues, which offer attractive yields relative to their medium-term sovereign creditworthiness.

We also initiated positions in Bulgaria, one of Eastern Europe's more solidly growing economies, and believe they offer not only good value but also appreciation potential. We continue to believe that Japan remains a relatively unattractive market and thus we have kept the fund's exposure there to a minimum. The core bond markets of Europe are fairly represented in the portfolio, although they too have come under pressure of late in response to the global rise in interest rates.

*  FISCAL YEAR 2000 BEGINS ON UNCERTAIN NOTE

We enter the new fiscal year with both optimism and trepidation. The remarkable strength of the U.S. economy, combined with relatively subdued inflation and solid corporate profitability, bodes well for high-yield bonds in the coming months. Yet the perceived problems that Y2K may cause could very well -- however temporarily -- adversely affect the liquidity of not only high-yield bonds but most other fixed-income securities. We expect the Fed to maintain its preemptive attitude on interest rates and to keep a tight rein on inflation and to slow economic growth. In the short term, these events may likely cause some market turbulence. In the long run, we expect Y2K to be viewed as a veritable nonevent while the Fed's actions this year should prove to fortify the fundamental strength of U.S. corporations. We plan to have your fund positioned to both minimize potential volatility and maximize the resulting opportunities.


[GRAPHIC OMITTED: TOP SECTOR HOLDINGS]

TOP SECTOR HOLDINGS

Top three high-yield holdings

Global Crossing Holdings 9.625%, 2008

Midland Funding II Corp. 11.75%, 2005

AMFM Inc. 8.00%, 2008

Top three U.S. government holdings

U.S. Treasury Notes 5.25%, 5/15/04

U.S. Treasury Notes 4.75%, 11/15/08

U.S. Treasury Notes 5.75%, 6/30/01

Top three international holdings

U.K. Treasury Bonds 8.00%, 2000

Sweden (Government of) Bonds,
Series 1035, 6.75%, 2014

Canada (Government of) Bonds
5.75%, 2029

Footnote reads:
These holdings represent 17.8% of the fund's net assets as of 7/31/99. Portfolio holdings will vary over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. This fund includes investments in mortgage-backed securities, which are subject to prepayment risk.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 7/31/99

                                                        Market
                                        NAV             price
-----------------------------------------------------------------
1 year                                -4.01%            -7.24%
-----------------------------------------------------------------
5 years                               42.37             45.96
Annual average                         7.32              7.86
-----------------------------------------------------------------
10 years                             127.88            103.12
Annual average                         8.59              7.34
-----------------------------------------------------------------
Life of fund                         160.42            128.38
(since 2/29/88)
Annual average                         8.74              7.50
-----------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                                    Salomon Bros.
                    Lehman Bros.      Non-U.S.      First Boston     Consumer
                    Government       World Govt.     High Yield       price
                    Bond Index       Bond Index         Index         index
------------------------------------------------------------------------------
1 year                2.74%            8.42%            -1.49%         2.14%
------------------------------------------------------------------------------
5 years              41.38            34.61             55.44         12.33
Annual average        7.17             6.13              9.22          2.35
------------------------------------------------------------------------------
10 years            110.44           127.41            170.20         34.00
Annual average        7.73             8.56             10.45          2.97
------------------------------------------------------------------------------
Life of fund        140.59           130.40            204.83         43.71
(since 2/29/88)
Annual average        7.99             7.58             10.25          3.23
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

--------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------
Number                                         12
--------------------------------------------------------------------------
Income                                      $0.6149
--------------------------------------------------------------------------
Capital gains
  Long-term                                  0.0321
--------------------------------------------------------------------------
  Short-term                                 0.0910
--------------------------------------------------------------------------
  Total                                     $0.7380
--------------------------------------------------------------------------
Share value                           NAV               Market price
--------------------------------------------------------------------------
7/31/98                              $8.71                 $8.50
--------------------------------------------------------------------------
7/31/99                               7.62                  7.19
--------------------------------------------------------------------------
Current return
--------------------------------------------------------------------------
Current dividend rate1                9.45%                10.01%
--------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.



TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                                                     Market
                                    NAV              price
------------------------------------------------------------------------
1 year                            -3.25%            -0.05%
------------------------------------------------------------------------
5 years                           44.22             56.09
Annual average                     7.60              9.31
------------------------------------------------------------------------
10 years                         130.68            122.51
Annual average                     8.72              8.33
------------------------------------------------------------------------
Life of fund                     161.45            144.32
(since 2/29/88)
Annual average                     8.85              8.20
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yield U.S. corporate bonds.

Lehman Brothers Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants

The Board of Trustees and Shareholders of
Putnam Premier Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund's portfolio, as of July 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1998, and the financial highlights for each of the years in the four-year period ended July 31, 1998, were audited by other auditors whose report dated September 17, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 1999, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                            KPMG LLP
Boston, Massachusetts
September 9, 1999




The fund's portfolio
July 31, 1999

CORPORATE BONDS AND NOTES (47.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    2,500,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    2,662,500
          2,100,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                         2,047,500
          2,500,000  Outdoor Communications, Inc. sr. sub. notes 9 1/4s, 2007                                    2,575,000
                                                                                                            --------------
                                                                                                                 7,285,000

Aerospace and Defense (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            470,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 425,350
            650,000  Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                         588,250
          1,280,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                            1,209,600
          1,500,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                      1,522,500
            410,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                414,100
          1,090,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          1,019,150
            500,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                           477,500
            530,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      522,050
                                                                                                            --------------
                                                                                                                 6,178,500

Agriculture (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,065,463  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                 2,820,226

Airlines (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            780,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 713,700
            855,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                      307,800
          1,340,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                        964,800
            915,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            791,475
            820,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                            516,600
          3,310,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                       (12 1/2s, 2004), 2009 (Netherlands) (STP)                                                 1,795,675
          1,580,000  United Pan-Europe N.V. 144A sr. notes 10 7/8s, 2009
                       (Netherlands)                                                                             1,576,050
                                                                                                            --------------
                                                                                                                 6,666,100

Apparel (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,280,000  Fruit of the Loom 144A company guaranty 8 7/8s, 2006                                        1,024,000
          1,995,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               2,004,975
            635,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                  641,350
            645,000  William Carter Holdings Co. sr. sub. notes Ser. A, 10 3/8s, 2006                              651,450
                                                                                                            --------------
                                                                                                                 4,321,775

Automotive Parts (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            440,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         455,400
            949,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                                 982,215
          1,260,000  Dura Operating Corp. 144A sr. sub. notes 9s, 2009                                           1,212,750
          3,470,000  Federal Mogul Corp. 144A notes 7 3/8s, 2006                                                 3,242,819
          1,520,000  Hayes Lemmerz International, Inc. company guaranty Ser. B,
                       8 1/4s, 2008                                                                              1,436,400
          1,355,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          1,392,263
          1,420,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                      1,448,400
          2,140,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     2,118,600
            740,000  Safety Components International, Inc. sr. sub. notes Ser. B,
                       10 1/8s, 2007                                                                               573,500
            670,000  Transportation Manufacturing Operations Inc. 144A
                       company guaranty 11 1/4s, 2009                                                              661,625
                                                                                                            --------------
                                                                                                                13,523,972

Banks (1.0%)
--------------------------------------------------------------------------------------------------------------------------
     $    3,315,000  Banco Nacional de Comercio Exterior bank guaranteed
                         7 1/4s, 2004 (Mexico)                                                                   3,024,938
DKK       4,503,000  Bank Realkredit Danmark mortgage 7s, 2029
                         (Denmark)                                                                                 640,045
     $      635,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  552,450
            870,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                        894,177
            575,000  First Federal Financial Corp. notes 11 3/4s, 2004                                             586,500
            795,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                        790,961
            615,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                        600,640
            350,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                          241,500
            725,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                    710,500
            735,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                         9.06s, 2027                                                                               690,187
            715,000  Provident Capital Trust company guaranty 8.6s, 2026                                           682,360
            410,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                   382,657
            585,000  Sovereign Capital Trust company guaranty 9s, 2027                                             575,798
            555,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                536,985
                                                                                                            --------------
                                                                                                                10,909,698

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  Koppers Industries, Inc. 144A company guaranty 9 7/8s, 2007                                   336,875
            560,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                                324,800
            575,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                      540,500
                                                                                                            --------------
                                                                                                                 1,202,175

Broadcasting (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,280,000  Allbritton Communications Co. sr. sub. notes Ser. B,
                       8 7/8s, 2008                                                                              2,188,800
          4,130,000  AMFM, Inc. company guaranty 8s, 2008                                                        4,006,100
          2,050,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                      1,742,500
          1,920,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 2/1/02), 2009 (STP)                                                             1,622,400
            800,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              827,000
          1,989,950  Capstar Broadcasting bank term loan 4.999s, 2005                                            1,989,950
            420,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                      357,000
            809,390  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                       850,871
            850,000  Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                                      858,500
          3,065,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                       (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                                   2,827,463
          3,630,000  Echostar DBS Corp. 144A sr. notes 9 3/8s, 2009                                              3,657,225
          1,580,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           1,485,200
          1,710,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             1,778,400
          1,990,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      1,930,300
          2,250,000  Jacor Communications, Inc. company guaranty Ser. B,
                       8 3/4s, 2007                                                                              2,390,625
             70,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                            72,538
          1,050,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                    1,060,500
            450,000  Paxson Communications Corp. 144A sr. sub. notes
                       11 5/8s, 2002                                                                               461,250
          1,310,000  Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                                 1,296,900
          4,096,000  PHI Holdings, Inc. sr. sub. notes 16s, 2001                                                 3,384,115
          1,010,000  Radio One, Inc. company guaranty stepped-coupon Ser. B, 7s,
                       (12s, 5/15/00), 2004 (STP)                                                                1,045,350
            320,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                    312,000
          1,225,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                    1,335,250
          1,570,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                     1,153,950
            500,000  TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s, 2004 (Mexico)                               395,000
                                                                                                            --------------
                                                                                                                39,029,187

Building and Construction (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            490,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                               343,000
            390,000  Atrium Companies, Inc. 144A sr. sub. notes 10 1/2s, 2009                                      381,225
            940,000  Building Materials Corp. company guaranty 8s, 2008                                            874,200
            555,000  Cia Latino Americana 144A company guaranty 11 5/8s, 2004
                       (Argentina)                                                                                 266,400
          3,240,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 3,094,200
          1,165,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                                      570,850
            665,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                       305,900
            460,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                  449,650
            690,000  NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                                662,400
            910,000  Toll Corp. company guaranty 8 1/8s, 2009                                                      862,225
                                                                                                            --------------
                                                                                                                 7,810,050

Business Equipment and Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,305,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                    1,318,050
            300,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               311,250
          1,275,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                           1,243,125
          2,400,000  Iron Mountain, Inc. 144A sr. sub. notes 8 1/4s, 2011                                        2,238,000
          1,230,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                1,193,100
            988,753  Outsourcing Solutions, Inc. bank term loan 8 5/8s, 2003                                       966,506
          1,200,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        678,000
            639,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                    695,711
            305,000  United Stationer Supply, Inc. sr. sub. notes 8 3/8s, 2008                                     286,700
                                                                                                            --------------
                                                                                                                 8,930,442

Cable Television (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                         45,000
          1,570,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            1,310,950
          1,680,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                1,604,400
            890,000  Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                          814,350
            860,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                           847,100
          1,060,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                         1,038,800
          3,640,000  Charter Communications Holdings LLC 144A sr. notes
                       8 5/8s, 2009                                                                              3,471,650
             25,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                                  27,563
            300,000  CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                                                  297,327
            360,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                          334,494
            920,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                     867,680
          1,125,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                    1,030,781
          2,795,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    2,263,950
          3,440,000  Grupo Televisa S.A. de C.V. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                            2,769,200
          1,975,000  Grupo Televisa S.A. de C.V. 144A sr. notes 11 7/8s, 2006
                       (Mexico)                                                                                  2,014,500
            350,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                 377,125
          1,019,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                             1,029,190
            650,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                         663,000
            830,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                               568,550
            290,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                                 311,025
            930,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                       (Argentina) (In default) (NON)                                                              465,000
          1,300,000  United International Holdings sr. disc. notes
                       stepped-coupon Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                754,000
                                                                                                            --------------
                                                                                                                22,905,635

Cellular Communications (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,260,000  Call-Net Enterprises Inc. sr. disc. notes stepped-coupon
                       zero % (10.8s, 5/15/04), 2009 (Canada) (STP)                                              1,727,800
          1,000,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (9.27s, 8/15/02), 2007 (Canada) (STP)                                                620,000
          2,400,000  Celcaribe S.A. sr. notes 13 1/2s, 2004                                                      1,944,000
          4,132,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         1,776,760
          1,790,000  Cencall Communications Corp. sr. disc. 10 1/8s, 2004                                        1,816,850
          3,500,000  Dial Call Communications, Inc. sr. disc. notes
                       Ser. B, 10 1/4s, 2005                                                                     3,587,500
          2,225,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                         2,336,250
          3,160,000  McCaw International Ltd sr. disc. notes stepped coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         1,959,200
          5,075,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                        3,780,875
            350,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                        186,813
            425,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                         312,375
            500,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                        357,500
          1,110,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              1,132,200
                                                                                                            --------------
                                                                                                                21,538,123

Chemicals (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            740,000  Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                                    699,300
          1,010,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                               964,550
            490,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                               470,400
          1,150,000  Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                         1,046,500
          2,680,000  Huntsman ICI Chemicals, Inc. 144A sr. sub. notes 10 1/8s, 2009                              2,666,600
          2,110,000  Lyondell Petrochemical Co. 144A sec. notes 9 7/8s, 2007                                     2,131,100
          2,540,000  Lyondell Petrochemical Co. 144A sec. notes 9 5/8s, 2007                                     2,571,750
            360,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                      280,800
          1,301,764  Polytama International notes 11 1/4s, 2007 (Netherlands) (PIK)                                234,317
          1,210,000  Royster-Clark, Inc. 144A 1st mtge 10 1/4s, 2009                                             1,185,800
          1,530,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                  1,518,525
            925,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                       277,500
            800,000  Sterling Chemicals, Inc. 144A sec. notes 12 3/8s, 2006                                        818,000
          1,070,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 599,200
                                                                                                            --------------
                                                                                                                15,464,342

Computer Services and Software (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            320,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                              328,000
          1,260,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                        1,285,200
          1,280,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                       1,280,000
          1,030,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      999,100
          1,710,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                         1,718,550
            850,000  Verio Inc. sr. notes 11 1/4s, 2008                                                            862,750
            440,000  Verio Inc. sr. notes 10 3/8s, 2005                                                            435,600
                                                                                                            --------------
                                                                                                                 6,909,200

Conglomerates (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,260,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                   1,197,000
          1,705,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                    664,950
                                                                                                            --------------
                                                                                                                 1,861,950

Consumer Durable Goods (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            950,000  Albecca, Inc. company guaranty 10 3/4s, 2008                                                  731,500
            225,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                             99,000
            340,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                  261,800
            450,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        447,750
                                                                                                            --------------
                                                                                                                 1,540,050

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,340,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              2,521,350
            480,000  Protection One, Inc. sr. disc. notes stepped-coupon zero %
                       (13 5/8s, 6/30/00), 2005 (STP)                                                              537,600
                                                                                                            --------------
                                                                                                                 3,058,950

Cosmetics (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            345,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                       355,350
            320,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                               320,000
            630,000  Revlon Consumer Products sr. notes 9s, 2006                                                   567,000
            360,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                               316,800
          4,500,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        3,780,000
                                                                                                            --------------
                                                                                                                 5,339,150

Electric Utilities (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,305,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                    2,669,100
            470,000  Applied Power, Inc. sr. sub. notes 8 3/4s, 2009                                               455,900
          2,250,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        2,257,853
          1,190,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        1,130,500
          3,140,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                             3,040,525
            723,909  Midland Funding I Corp. deb. Ser. C-94, 10.33s, 2002                                          757,745
          1,750,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                         2,076,953
          4,000,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                         4,554,640
            610,000  Niagara Mohawk Power Corp. sr. notes Ser. E, 7 3/8s, 2003                                     615,252
            620,000  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                     616,627
          1,192,560  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        1,207,599
          2,100,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                     1,134,000
          1,670,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                    1,644,950
                                                                                                            --------------
                                                                                                                22,161,644

Electronics and Electrical Equipment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                       (Canada)                                                                                    716,900
            700,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             686,000
          1,720,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                          1,694,200
            215,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                           195,650
          2,010,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                  2,030,100
            460,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   471,500
          1,750,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             1,513,750
            240,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                   207,600
            455,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  400,400
                                                                                                            --------------
                                                                                                                 7,916,100

Entertainment (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,120,000  ITT Corp. notes 6 3/4s, 2005                                                                1,930,451
          2,300,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  2,277,000
            930,000  Premier Parks, Inc.144A sr. disc. notes stepped-
                       coupon zero % (10s, 4/1/03), 2008 (STP)                                                     623,100
            360,000  PX Escrow Corp. sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                         208,800
          1,240,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      1,209,000
          1,150,000  SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                       1,106,875
          1,120,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                             515,200
          2,090,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                          2,116,292
          1,470,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                            808,500
                                                                                                            --------------
                                                                                                                10,795,218

Environmental Control (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,230,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10s, 2009                                 2,202,125
          2,810,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 7/8s, 2009                                                                              2,578,175
          1,150,000  Allied Waste Industries, Inc. bank term loan Ser. C,
                       8.311s, 2007                                                                              1,144,250
            940,000  Allied Waste Industries, Inc. bank term loan Ser. B, 8.078s, 2006                             935,300
                                                                                                            --------------
                                                                                                                 6,859,850

Food and Beverages (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,220,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                            976,000
            730,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        757,375
            355,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                                  369,495
          2,185,000  Doane Pet Care sr. sub. notes 9 3/4s, 2007                                                  2,239,625
            600,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                      534,000
          1,570,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                        1,075,450
          1,790,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             1,736,300
            960,000  Vlassic Foods Intl., Inc. 144A sr. sub. notes 10 1/4s, 2009                                   931,200
                                                                                                            --------------
                                                                                                                 8,619,445

Gaming (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,190,000  Argosy Gaming Co. 144A sr. sub. notes 10 3/4s, 2009                                         1,219,750
          1,480,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                       1,531,800
          2,120,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               2,088,200
            570,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                         510,703
          1,780,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004 (In default) (NON)                                                            979,000
            480,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                     457,666
          2,010,000  Hollywood Casino Corp. 144A sec. notes 11 1/4s, 2007                                        2,032,613
            970,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                    940,900
          1,370,000  Horseshoe Gaming Holdings 144A sr. sub. notes 8 5/8s, 2009                                  1,322,050
          2,380,000  International Game Technology 144A sr. notes 7 7/8s, 2004                                   2,296,700
            540,000  Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                       13s, 2004                                                                                   602,100
          1,150,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                         1,121,250
            880,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                          836,000
          1,400,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                  630,000
            875,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                        892,500
                                                                                                            --------------
                                                                                                                17,461,232

Health Care Services (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                318,500
            750,000  Columbia/HCA Healthcare Corp. med. term notes notes
                       7.69s, 2025                                                                                 616,583
            210,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                              189,050
          1,590,000  Columbia/HCA Healthcare Corp. med. term notes 6.63s, 2045                                   1,509,308
          1,270,000  Conmed Corp. company guaranty 9s, 2008                                                      1,244,600
          1,175,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                                 840,125
          1,420,000  Fresenius Medical Capital Trust II company guaranty
                       7.875s, 2008                                                                              1,313,500
          1,040,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     863,200
          1,380,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                          883,200
            770,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                          485,100
            680,000  Lifepoint Hospital Holdings 144A sr. sub. notes 10 3/4s, 2009                                 685,100
            924,021  Magellan Health Services, Inc. bank term loan 8s, 2005                                        877,820
            510,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                 40,800
          2,500,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                300,000
            700,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                 654,500
          2,690,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                1,721,600
          1,720,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              1,307,200
          1,345,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                       (In default) (NON)                                                                          174,850
          1,080,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                       (In default) (NON)                                                                          140,400
            650,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            630,500
            410,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                                 410,000
          1,160,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                       1,087,500
            650,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                         604,500
            800,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                        806,000
                                                                                                            --------------
                                                                                                                17,703,936

Insurance and Finance (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,805,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                1,371,800
          2,000,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              1,852,180
            600,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                              537,090
            875,000  AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                             700,000
            160,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                          120,000
          1,850,000  Capital One Financial Corp. notes 7 1/4s, 2006                                              1,772,874
          1,090,000  Cellco Finance Corp. NV 144A sr. sub. notes 15s, 2005
                       (Netherlands)                                                                             1,141,775
            420,000  Colonial Capital II company guaranty 8.92s, 2027                                              389,001
          1,200,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   414,000
          1,510,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   513,400
          1,150,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   385,250
          3,830,000  Household Finance Corp. sr. unsub. 5 7/8s, 2009                                             3,433,059
          1,175,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                               928,250
            955,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                       764,000
            865,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                                804,450
          1,380,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                        910,800
          2,680,000  RBF Finance Co. company guaranty 11s, 2006                                                  2,760,400
          1,000,000  Resource America, Inc. 144A sr. notes 12s, 2004                                               910,000
                                                                                                            --------------
                                                                                                                19,708,329

Lodging (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,090,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                           959,200
          2,820,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  2,573,250
             20,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                             19,050
            950,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                               940,500
          2,500,000  Starwood Hotels Resorts bank term loan 7.861s, 2003                                         2,500,000
            540,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                       537,300
            710,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                     688,700
                                                                                                            --------------
                                                                                                                 8,218,000

Medical Supplies and Devices (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,640,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                  1,574,400
          1,085,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                               1,150,100
            525,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                  456,750
            840,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            806,400
            940,000  Mediq, Inc. company guaranty 11s, 2008                                                        742,600
            940,000  Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                              357,200
                                                                                                            --------------
                                                                                                                 5,087,450

Metals and Mining (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            410,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                        411,025
            850,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007
                       (In default) (NON)                                                                          391,000
            775,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          643,250
          1,760,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                      1,487,200
            800,000  Neenah Corp. company guaranty Ser. F, 11 1/8s, 2007                                           784,000
          1,720,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                   1,685,600
            690,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             652,050
                                                                                                            --------------
                                                                                                                 6,054,125

Motion Picture Distribution (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            590,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                           539,850
          1,085,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         1,003,625
          1,805,000  Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008                                              1,615,475
          2,996,000  Diva Systems Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                                629,160
                                                                                                            --------------
                                                                                                                 3,788,110

Networking (--%)
--------------------------------------------------------------------------------------------------------------------------
            290,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                      290,000

Oil and Gas (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  365,000
            140,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    84,000
            960,000  Coda Energy Inc. company guaranty Ser. B, 10 1/2s, 2006                                     1,000,800
            160,000  Gothic Energy Corp. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (14 1/8s, 5/1/03), 2006 (STP)                                                         56,000
            760,000  Gothic Production Corp. company guaranty Ser. B,
                       11 1/8s, 2005                                                                               668,800
          1,010,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005
                       (Canada)                                                                                  1,030,200
            765,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005
                       (Canada)                                                                                    750,488
            460,000  Leviathan Gas Corp.144A sr. sub. notes 10 3/8s, 2009                                          471,500
          1,110,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                    1,121,100
          1,140,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                    1,105,800
          1,550,000  Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                          1,534,128
             35,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                         33,600
            630,000  RAM Energy, Inc. sr. notes 11 1/2s, 2008                                                      335,475
            610,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                          262,300
          1,820,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                               1,874,600
            430,000  Vintage Petroleum sr. sub. notes 9s, 2005                                                     430,000
                                                                                                            --------------
                                                                                                                11,123,791

Packaging and Containers (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            440,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              431,200
            830,000  Ball Corp. company guaranty 7 3/4s, 2006                                                      821,700
            820,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                        803,600
            880,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                     869,546
          1,230,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                  1,153,802
          1,940,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                  1,853,767
          1,610,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            1,650,250
          1,115,702  Packaging Corp bank term loan Ser. C, 6s, 2008                                              1,102,257
            232,438  Packaging Corp bank term loan Ser. B, 5 1/2s, 2007                                            233,891
            650,000  Radnor Holdings, Inc. sr. notes 10s, 2003                                                     663,000
          2,550,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                             2,524,500
          1,410,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                             1,431,150
                                                                                                            --------------
                                                                                                                13,538,663

Paper and Forest Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  APP Finance II Mauritius Ltd. bonds stepped-coupon 12s,
                       (16s, 2/15/04), 2049 (Indonesia) (STP)                                                      157,500
          1,230,000  Impac Group, Inc. company guaranty Ser. B, 10 1/8s, 2008                                    1,153,125
          1,145,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                       709,900
          1,350,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                     1,360,125
          1,195,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                   776,750
          1,490,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                            1,445,300
                                                                                                            --------------
                                                                                                                 5,602,700

Pharmaceuticals and Biotechnology (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,450,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       1,421,000
          1,100,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       1,065,625
                                                                                                            --------------
                                                                                                                 2,486,625

Publishing (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,395,000  Affinity Group Holdings sr. notes 11s, 2007                                                 1,339,200
            990,000  American Media Operation, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                               990,000
          1,250,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                       8 3/4s, 2009                                                                              1,190,625
          1,260,000  Garden State Newspapers 144A sr. sub. notes 8 5/8s, 2011                                    1,171,800
          2,310,000  News America, Inc. deb. 7 1/8s, 2028                                                        2,037,374
          1,000,000  Perry-Judd company guaranty 10 5/8s, 2007                                                     990,000
            277,982  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009 (PIK)                               265,473
            370,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                     370,000
                                                                                                            --------------
                                                                                                                 8,354,472

Railroads (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,415,000  TFM S.A. de C.V. company guaranty stepped-coupon zero %
                       (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                     792,400
            795,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                      683,700
                                                                                                            --------------
                                                                                                                 1,476,100

Restaurants (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         1,674,000

Retail (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            825,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                   804,375
          1,000,000  K mart Corp. pass-thru certificates Ser. 95K4, 9.35s, 2020                                  1,082,500
          1,160,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                  1,119,400
          1,600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  1,640,000
            750,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    624,375
          1,690,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                               1,639,300
                                                                                                            --------------
                                                                                                                 6,909,950

Satellite Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,180,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                   1,298,000
          3,440,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              1,999,500
            640,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                      502,400
                                                                                                            --------------
                                                                                                                 3,799,900

Semiconductors (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            447,689  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                              443,212
            513,645  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                         509,792
          1,900,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  1,862,000
          1,037,703  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                        1,011,760
          1,110,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                           1,018,425
                                                                                                            --------------
                                                                                                                 4,845,189

Shipping (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  International Shipholding Corp. sr. notes 9s, 2003                                            204,750
            360,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        324,000
          1,240,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                       11 3/4s, 2005                                                                             1,283,400
                                                                                                            --------------
                                                                                                                 1,812,150

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,060,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                    1,017,600

Steel (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,710,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                  2,628,700
          1,370,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                     1,318,625
          2,030,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         2,090,900
            561,000  Oregon Steel Mills 1st mortgage 11s, 2003                                                     575,025
                                                                                                            --------------
                                                                                                                 6,613,250

Telecommunications (8.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  Alaska Communications Systems 144A sr. sub. notes
                       9 3/8s, 2009                                                                              2,154,375
          1,100,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    627,000
            810,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                     518,400
            780,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                            787,800
            780,000  Caprock Communications Corp. sr. notes Ser. B, 12s, 2008                                      799,500
            650,000  Caprock Communications Corp. 144A sr. notes 11 1/2s, 2009                                     656,500
          3,075,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero % (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                    2,552,250
            955,000  Conecel Holdings 144A notes Ser. A, 14s, 2000 (In default) (NON)                              124,150
          2,440,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                     2,330,200
          1,045,000  Covad Communications Group, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                               569,525
          6,210,000  DTI Holdings, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 03/01/03), 2008 (STP)                                                           2,111,400
          2,270,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                             2,360,800
          1,790,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  930,800
            580,000  Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            610,450
          3,410,000  Firstworld Communication Corp. sr. disc. notes
                       stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                           1,926,650
          2,210,000  Focal Communications Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                            1,259,700
          4,930,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                5,102,550
          1,570,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                               1,695,600
          2,026,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     1,722,100
          2,830,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                       1,698,000
            610,000  Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                       (Netherlands)                                                                               637,450
            655,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                    543,650
          1,670,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                             1,753,500
            860,000  Hyperion Telecommunications Corp., Inc. 144A sr. sub. notes
                       12s, 2007                                                                                   872,900
          1,420,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                          823,600
          1,370,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                   1,219,300
          1,900,000  Interact Systems, Inc. 144A stepped-coupon zero %
                       (14s, 8/1/99), 2003 (STP)                                                                   342,000
          1,770,000  Intermedia Communications, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                              1,230,150
          2,460,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                2,214,000
          3,810,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     3,424,238
          2,150,000  IPC Information Systems, Inc. sr. disc. notes 10 7/8s, 2008                                 1,644,750
          4,175,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                     2,212,750
          1,380,000  KMC Telecommunications 144A sr. notes 13 1/2s, 2009                                         1,400,700
          2,545,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (11 7/8s, 10/15/02), 2007 (STP)                                                    1,476,100
          1,565,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                               1,643,250
            860,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                               812,700
          1,310,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        1,290,350
          1,060,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                      932,800
            525,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                              424,930
          2,170,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                        1,779,400
            220,000  Netia Holdings B.V. 144A company guaranty stepped-coupon
                       zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                              138,600
            380,000  Netia Holdings B.V. company guaranty 10 1/4s, 2007 (Poland)                                   332,500
          2,010,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                             2,241,150
          1,640,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       1,738,400
          1,020,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008
                       (United Kingdom)                                                                          1,116,900
          1,740,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                         957,000
          1,900,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                              1,805,000
          1,635,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       1,275,137
            945,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           709,308
          1,200,000  Qwest Communications International, Inc. sr. notes
                       Ser. B, 7 1/4s, 2008                                                                      1,158,000
          2,020,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                             1,060,500
          1,785,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                     1,865,325
            750,000  RSL Communications, Ltd. 144A 10 1/2s, 2008                                                   735,000
            815,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                        741,650
          1,640,000  Startec Global Communications Corp. sr. notes 12s, 2008                                     1,426,800
          1,765,000  Telecom Tech, Inc. company guaranty 9 3/4s, 2008                                            1,698,813
            630,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                        422,100
            220,000  TeleWest Communications PLC sr. notes 11 1/4s, 2008
                       (United Kingdom)                                                                            240,900
          1,180,000  TeleWest Communications PLC 144A sr. disc. notes stepped-coupon zero %, (9 1/4, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                      761,100
            760,000  Teligent, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 3/1/03), 2008 (STP)                                                        431,300
          1,545,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      1,487,063
          2,210,000  Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                            2,254,200
            440,000  Transtel S.A. pass-through certificates 12 1/2s, 2007                                         224,400
            850,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                   877,625
            370,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                   382,025
          1,890,000  WinStar Communications, Inc. sr. sub. notes stepped-coupon
                       zero % (15s, 3/1/02), 2007 (STP)                                                          2,343,600
            400,000  Winstar Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/15/00), 2005 (STP)                                                          342,000
          1,040,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                         951,600
          2,190,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                       1,971,000
          1,560,000  Worldwide Fiber Inc 144a sr. notes 12s, 2009                                                1,540,500
                                                                                                            --------------
                                                                                                                90,445,764

Telephone Services (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,520,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 3/4s, 2/15/03), 2008 (STP)                                                       980,400
            440,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              481,800
          2,710,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   2,520,300
          2,820,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                     1,494,600
            900,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                        756,000
            620,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                       452,600
          1,640,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             1,517,000
            370,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                                     251,600
          1,045,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      741,950
            922,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                        977,320
            280,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                     147,000
            450,000  McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                        441,000
          2,630,000  McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                      2,373,575
            470,000  OnePoint Communications Corp. 144A sr. notes 14 1/2s, 2008                                    300,800
            350,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             231,000
          1,280,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 8/15/01), 2006 (STP)                                                            1,165,581
            470,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      528,900
          1,000,000  US Xchange LLC sr. notes 15s, 2008                                                          1,010,000
          1,490,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                              931,250
          2,840,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                        2,840,000
                                                                                                            --------------
                                                                                                                20,142,676

Textiles (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,330,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                              598,500
            935,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         906,950
            470,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                     451,200
          2,130,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                              2,034,141
                                                                                                            --------------
                                                                                                                 3,990,791

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003
                       (Greece)                                                                                    470,000
            630,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 614,250
                                                                                                            --------------
                                                                                                                 1,084,250

Wireless Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            540,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                               434,700
            570,000  Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (14 3/4s, 12/15/00), 2005 (STP)                                                      518,700
            990,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         900,900
            250,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                     102,500
          1,280,000  Telecorp PCS, Inc. 144A sr. disc. notes stepped-coupon zero %
                       (11 5/8s, 4/15/04), 2009 (STP)                                                              736,000
                                                                                                            --------------
                                                                                                                 2,692,800
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $554,329,089)                                    $  509,568,635

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (6.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    7,133,128  Federal Home Loan Mortgage Corp. 7 1/2s, with due dates
                       from March 1, 2020 to May 1, 2028                                                    $    7,137,550
                     Federal National Mortgage Association
                       Pass-through Certificates
          2,194,156    7s, Dwarf, with due dates from December 1, 2007 to
                       May 1, 2011                                                                               2,186,609
          4,176,039    6 1/2s, with due dates from February 1, 2026 to
                       November 1, 2028                                                                          3,977,678
          1,108,695    6 1/2s, Dwarf, with due dates from August 1, 2010 to
                       July 1, 2013                                                                              1,082,708
                     Government National Mortgage Association
                       Pass-through Certificates
          9,067,430    8s, with due dates from July 15, 2024 to March 15, 2028                                   9,248,781
          8,238,217    7 1/2s, with due dates from January 15, 2023 to
                       February 15, 2027                                                                         8,250,231
         14,908,355    7s, with due dates from December 15, 2022 to
                       May 15, 2028                                                                             14,570,635
         26,865,593    6 1/2s, with due dates from December 15, 2027 to
                       May 15, 2029                                                                             25,505,385
                                                                                                            --------------
                                                                                                                71,959,577

U.S. Treasury Obligations (13.2%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          7,130,000    6 1/2s, November 15, 2026 (SEG)                                                           7,310,460
          4,515,000    5 1/4s, February 15, 2029                                                                 3,987,287
                     U.S. Treasury Notes
         26,000,000    5 3/4s, June 30, 2001                                                                    26,044,720
         10,670,000    5 5/8s, May 15, 2008                                                                     10,366,545
         15,370,000    5 1/2s, May 15, 2009                                                                     14,908,900
         42,589,000    5 1/4s, May 15, 2004                                                                     41,630,748
          2,505,000    5 1/4s, May 31, 2001                                                                      2,488,943
         30,770,000    4 3/4s, November 15, 2008                                                                28,077,625
          6,875,000    4 1/4s, November 15, 2003                                                                 6,459,269
                                                                                                            --------------
                                                                                                               141,274,497
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $218,367,742)                                                                  $  213,234,074

FOREIGN GOVERNMENT BONDS AND NOTES (12.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD      11,665,000  Argentina (Republic of) unsub. 11 3/4s, 2009                                           $   10,294,363
USD       2,155,000  Argentina (Republic of) unsub. Ser. BGL5,
                       11 3/8s, 2017                                                                             1,810,200
USD       3,090,000  Brazil (Government of) bonds 9 3/8s, 2008                                                   2,348,400
CAD      20,375,000  Canada (Government of) bonds 5 3/4s, 2029                                                  13,540,880
CAD      10,195,000  Canada (Government of) bonds Ser. WB60,
                       7 1/4s, 2007                                                                              7,414,730
USD       3,200,000  Colombia (Republic of) unsub. 8 5/8s, 2008                                                  2,480,000
USD       2,225,000  Korea (Republic of) unsub. 8 7/8s, 2008                                                     2,277,288
USD       1,409,552  Morocco (Government of) bonds Ser. A,
                       6.563s, 2009                                                                              1,148,785
USD       3,865,000  Poland (Government of) bonds Ser. PDI, 4s, 2014                                             3,377,237
USD       3,665,000  Russia (Government of) 144A bonds 12 3/4s, 2028                                             2,052,400
USD       3,660,000  Russia (Government of) bonds 10s, 2007                                                      1,807,308
USD      15,870,000  Russia (Government of) deb. principal loans FRB
                       6.719s, 2020 (In default) (NON)                                                           1,805,213
USD       3,850,000  Russia (Government of) bonds 6.719s, 2015
                       (In default) (NON)                                                                          591,938
SEK     145,800,000  Sweden (Government of) bonds Ser. 1035,
                       6 3/4s, 2014                                                                             19,655,789
SEK      22,200,000  Sweden (Government of) bonds Ser. 1041, 6s, 2005                                            2,826,858
GBP       1,830,000  United Kingdom Treasury bonds 9s, 2008                                                      3,689,894
GBP      29,115,000  United Kingdom Treasury bonds 8s, 2000                                                     48,791,502
USD       4,175,000  United Mexican States bonds 11 3/8s, 2016                                                   4,300,250
USD       6,275,000  United Mexican States bonds Ser. XW, 10 3/8s, 2009                                          6,290,688
USD       2,410,000  Venezuela (Government of) bonds 9 1/4s, 2027                                                1,527,458
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $141,182,257)                                                                  $  138,031,181

COLLATERALIZED MORTGAGE OBLIGATIONS (7.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Commercial Mortgage Acceptance Corp.
     $    2,485,000    Ser. 97-ML1, Class D, 6.977s, 2030                                                   $    2,340,559
         41,123,795    Ser. 97-ML1, IO, 0.899s, 2017 (Interest Only)                                             1,985,508
          1,935,000    Ser. 98-C2, Class D, 6.757s, 2009                                                         1,786,247
          2,685,000  Countrywide Home Loan Ser. 98-3, Class A5,
                       6 3/4s, 2028                                                                              2,536,905
          4,100,000  Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                       Class A8, 6 1/2s, 2024                                                                    3,806,153
                     Criimi Mae Commercial Mortgage Trust
         11,790,000    Ser. 98-C1, Class A2, 7s, 2011                                                           10,133,873
          4,705,000    Ser. 98-C1, Class B, 7s, 2011                                                             3,522,869
         27,439,607  Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                       Class X, IO, 1.244s, 2031                                                                 1,539,190
                     Fannie Mae
         12,472,792    Ser. 281, Class 2, IO, 9s, 2026                                                           3,202,000
          6,049,000    Ser. 1993-251, Class Z, 6 1/2s, 2023                                                      5,321,230
          4,419,571    Ser. 301, Class 1, zero %, 2029                                                           2,796,760
                     First Union-Lehman Brothers Commercial Mortgage Co.
         12,707,646    Ser. 97-C2, IO, 1.916s, 2027                                                                962,009
          1,110,000    Ser. 98-C2, Class D, 6.778s, 2013                                                           989,938
                     Freddie Mac
          5,956,431    Ser. 147, Class IO, 8s, 2023                                                              1,643,603
          1,900,000    Ser. 2040, Class PE, 7 1/2s, 2028                                                         1,910,887
          1,105,000    Ser. 1439, Class I, 7 1/2s, 2022                                                          1,120,496
         15,270,000    Ser. 2089, Class PI, IO, 7s, 2023                                                         2,882,364
          1,539,212    Ser. 1717, Class L, 6 1/2s, 2024                                                          1,508,067
          7,345,466    Ser. 203, Class PO, 1s, 2029 (Principal Only)                                             4,570,257
          1,575,000  GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                       6 3/4s, 2028                                                                              1,494,281
          5,000,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C2,
                       Class D, 6 1/2s, 2031                                                                     4,508,984
          1,775,000  Government National Mortgage Association Ser. 1997-8,
                       Class PE, 7 1/2s, 2027                                                                    1,810,500
          2,025,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.191s, 2031                                                                              1,859,836
                     Merrill Lynch Mortgage Investors, Inc.
          1,615,000    Ser. 1995-C3, Class D, 7.782s, 2025                                                       1,596,327
            650,000    Ser. 1998-C2, Class D, 6.956s, 2030                                                         606,938
          5,872,090    Ser. 1996-C2, Class IO, 1.5607s, 2028                                                       416,551
          7,125,266    Ser. 98-C2, Class IO, 1.449s, 2030                                                          524,375
                     Morgan Stanley Capital I
         31,189,187    Ser. 98-HF1, Class X, IO, 1.033s, 2018                                                    1,764,138
          1,150,000    Ser. 98-WF1, Class D, 7.12s, 2008                                                         1,095,734
                     Mortgage Capital Funding, Inc.
         12,843,749    Ser. 97-MC2, Class X, IO, 1.367s, 2012                                                      919,131
         69,904,941    Ser. 98-MC1, Class X, IO, 0.719s, 2009                                                    2,752,507
            774,968  Prudential Home Mortgage Securities Ser. 93-57,
                       Class A4, 5.9s, 2023                                                                        770,357
          1,811,970  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                         1,782,925
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $81,947,452)                                                                   $   76,461,499

BRADY BONDS (4.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    4,895,000  Argentina (Republic of) Ser. L-GP 6s, 2023                                             $    2,943,119
         26,427,641  Brazil (Government of) disc. bonds FRB 8s, 2014                                            16,155,217
          5,975,000  Brazil (Government of) disc. bonds FRB 6.125s, 2024                                         3,599,938
          5,260,000  Brazil (Government of) bonds Ser. L, FRB 6.188s, 2012                                       3,103,400
          1,075,000  Bulgaria (Government of) deb. Ser. PDI, FRB, 6.688s, 2011                                     736,375
          2,650,000  Bulgaria (Government of) bonds Ser. A, FRB 6 1/2s, 2024                                     1,808,625
          1,020,000  Bulgaria (Government of) Ser. A, FLIRB 2 1/2s, 2012                                           617,100
          2,130,000  Ecuador (Republic of) bonds 3 1/2s, 2025                                                      788,100
          1,968,159  Ecuador (Republic of) deb. Ser. PDI, FRB, 6.625s, 2015                                        570,766
          2,130,000  Peru (Government of) 144A bonds Ser. PDI, 4s, 2017                                          1,304,625
         12,070,000  United Mexican States bonds Ser. D, FRB 6.068s, 2019                                        9,837,050
          3,605,000  United Mexican States sec. Ser. B, 6 1/4s, 2019                                             2,550,538
          4,857,120  Venezuela (Government of) deb. Ser. DL, FRB, 6.762s, 2007                                   3,569,983
                                                                                                            --------------
                     Total Brady Bonds (cost $47,445,870)                                                   $   47,584,836

PREFERRED STOCKS (3.8%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                329  21st Century Telecom Group 144A 13.75% cum. pfd. (PIK)                                 $      164,500
             28,875  AmeriKing, Inc. $3.25 pfd. (PIK)                                                              664,125
            108,000  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                         2,808,000
             13,312  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                           1,550,848
              9,100  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                1,069,250
             29,725  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                               1,605,150
              6,875  Chevy Chase Savings Bank $3.25 pfd.                                                           209,688
             13,450  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       1,519,850
                670  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                            629,800
             30,497  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                          3,446,161
             69,460  Diva Systems Corp. Ser. C, $6.00 pfd.                                                         416,760
              2,360  Dobson Communications 144A 13.00% pfd. (PIK)                                                2,265,600
                540  First Republic 144A 10.50% pfd.                                                               539,865
            250,000  Fresenius Medical Capital Trust I Ser. D, 9.00% company
                       guaranty, pfd.                                                                              246,250
             22,460  Global Crossing Holdings $10.50 pfd. (PIK)                                                  2,335,840
              1,849  Granite Broadcasting 144A $12.75 pfd. (PIK)                                                 1,812,020
              4,383  ICG Holdings, Inc. $14.25 pfd. (Canada)                                                     4,383,000
              2,803  Intermedia Communication Ser. B, $13.50 pfd. (PIK)                                          2,746,940
              1,545  IXC Communications, Inc. $12.50 pfd. (PIK)                                                  1,653,150
             23,306  Lady Luck Gaming Corp. $11.25 pfd.                                                            885,628
              1,033  NEXTEL Communications, Inc. Ser. D, $13.00 cum. pfd. (PIK)                                  1,110,475
                422  NEXTEL Communications, Inc. Ser. E, $11.125 pfd. (PIK)                                        438,880
             46,405  Nextlink Communications, Inc. 144A $7.00 cum. pfd.                                          2,320,250
                208  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                          1,872,000
                960  R& B Falcon Corp. 144A $13.875 pfd. (PIK)                                                     864,000
              5,000  Sinclair Capital $11.625 cum. pfd.                                                            517,500
              1,770  Spanish Broadcasting Systems $14.25 cum. pfd. (PIK)                                         1,929,300
              1,450  WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                                    1,319,500
                                                                                                            --------------
                     Total Preferred Stocks (cost $41,838,923)                                              $   41,324,330

ASSET-BACKED SECURITIES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    4,135,000  Chemical Master Credit Card Trust Ser. 95-2, Class A,
                       6.23s, 2003                                                                          $    4,138,846
          1,275,000  Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                       7.67s, 2028                                                                               1,229,177
          3,444,100  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                                 2,927,485
            975,522  Green Tree Recreational Equipment & Cons. Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                       978,151
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $9,938,088)                                        $    9,273,659

COMMON STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              3,122  Allegiance Telecom, Inc. (NON)                                                         $      157,076
                525  AmeriKing, Inc.(NON)                                                                           21,000
            134,711  Celcaribe S.A. (NON)                                                                           67,356
            390,240  Celcaribe S.A. 144A (NON)                                                                     585,360
             42,880  CellNet Data Systems, Inc. (NON)                                                              353,760
             10,918  Hedstrom Holdings, Inc. 144A (NON)                                                             10,918
             10,934  IFINT Diversified Holdings 144A (NON)                                                          21,868
                466  Mothers Work, Inc. (NON)                                                                        6,874
                250  Paging Do Brazil Holdings Co., LLC 144A (NON) (Brazil)                                              3
              1,186  Premium Holdings (L.P.) 144A (NON)                                                              4,446
             61,326  Price Communications Corp                                                                   1,088,537
            250,248  PSF Holdings LLC Class A (NON)                                                              3,002,973
                423  Spanish Broadcasting System, Inc. (NON)                                                       266,490
             36,750  Specialty Foods Acquisition Corp. (NON)                                                         1,838
              8,037  Viatel, Inc. (NON)                                                                            297,366
                                                                                                            --------------
                     Total Common Stocks (cost $10,861,593)                                                 $    5,885,865

WARRANTS (0.5%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                540  American Mobile Satellite Corp.                                            4/1/08      $       27,000
                810  Bestel S.A. (Mexico)                                                       5/15/05             24,300
                780  Birch Telecommunications, Inc. 144A                                        6/15/08             42,900
              6,652  Cellnet Data Systems, Inc.                                                 10/1/07            166,300
                810  Club Regina, Inc. 144A                                                     12/1/04                810
              2,905  Colt Telecommunications Group PLC                                          12/31/06         1,118,425
             12,892  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00              1,289
              1,715  Diva Systems Corp.                                                         5/15/06            415,030
              8,988  Diva Systems Corp. 144A                                                    3/1/08              71,904
             24,100  DTI Holdings Inc.                                                          3/1/08                 241
                 20  E. Spire Communications, Inc.                                              11/1/05                300
              2,520  Econophone, Inc. 144A                                                      7/1/07             151,200
              1,090  Epic Resorts                                                               6/15/05                 11
                940  Esat Holdings, Inc. (Ireland)                                              2/1/07              65,800
              3,410  Firstworld Communication                                                   4/15/08            221,650
              1,015  Globalstar Telecommunications 144A                                         2/15/04            101,500
              2,815  Hyperion Telecommunications 144A                                           4/15/01            281,500
             20,856  ICG Communications                                                         10/15/05           396,264
              1,900  Interact Systems, Inc.                                                     8/1/03                  19
              3,025  Intermedia Communications, Inc.                                            6/1/00             302,500
              1,140  International Wireless Communications
                       Holdings 144A                                                            8/15/01                  6
              2,175  KMC Telecom Holdings, Inc.                                                 4/15/08              6,525
              2,185  Knology Holdings, Inc. 144A                                                10/15/07             5,463
                280  Long Distance International, Inc. 144A                                     4/13/08                560
              3,590  McCaw International Ltd.                                                   4/15/07             14,360
                940  Mediq Inc. 144A                                                            6/1/09                   9
                350  MGC Communications, Inc. 144A                                              10/1/04             36,750
                470  OnePoint Communications Corp.                                              6/1/08                 470
                990  Orbital Imaging Corp.                                                      3/1/05              29,700
              1,310  Orion Network Systems                                                      1/15/07             15,393
             12,880  Pagemart, Inc. 144A                                                        12/31/03           103,040
              1,570  Pathnet, Inc. 144A                                                         4/15/08             15,700
              1,600  Paxson Communications Corp. 144A                                           6/30/03                 16
             46,534  President Riverboat Casinos, Inc.                                          9/30/99              1,396
                960  R& B Falcon Corp. 144A                                                     5/1/09             115,200
              9,160  Rhythms Netcon 144A                                                        5/15/08          1,137,947
              1,640  Startec Global Communications Corp.                                        5/15/08              1,640
                680  Sterling Chemicals Holdings                                                8/15/08             10,200
                630  Telehub Communications Corp.                                               7/31/05             18,900
              5,820  UIH Australia/Pacific, Inc. 144A                                           5/15/06            174,600
              1,220  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08            201,300
                454  Wright Medical Technology, Inc. 144A                                       6/30/03                  5
                                                                                                            --------------
                     Total Warrants (cost $1,994,812)                                                       $    5,278,123

CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              6,400  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $      682,400
              5,750  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                              187,594
             41,120  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                               2,302,720
                 54  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                         560,250
              1,503  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                                                       10,521
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $3,714,418)                                   $    3,743,485

CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,200,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $    1,152,000
            647,000  GST Telecommunications, Inc. cv. sr. disc. notes
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                       938,150
            800,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  653,000
            700,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                589,750
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $2,667,470)                                    $    3,332,900

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                840  Cybernet 144A units 14s, 2009                                                          $      844,200
              1,300  Network Plus Corp. units pfd. 13 1/4s, 2009                                                 1,332,500
              1,420  Pegasus Shipping 144A units company guaranty
                       stepped-coupon zero % (14 1/2s. 6/20/03), 2008
                       (Bermuda) (STP)                                                                             426,000
                960  XCL Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                                412,800
              7,615  XCL Ltd. 144A units 9.5s, 2006 (PIK)                                                           53,305
                                                                                                            --------------
                     Total Units (cost $4,580,705)                                                          $    3,068,805

SHORT-TERM INVESTMENTS (3.7%) (a) (cost $39,783,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $39,783,000  Interest in $369,077,000 joint repurchase agreement dated
                       July 30, 1999 with S.B.C. Warburg Inc. due August 2, 1999 with respect to various U.S. Treasury obligations -- maturity value
                       of $39,799,676 for an effective yield of 5.03%                                       $   39,783,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,158,651,419) (b)                                            $1,096,570,392
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,073,979,503.

  (b) The aggregate identified cost on a tax basis is $1,159,381,355, resulting in gross unrealized appreciation and depreciation of $22,335,085 and $85,146,048, respectively, or net unrealized depreciation of $62,810,963.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      July 31, 1999, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at July 31, 1999: (as percentage of Market Value)

               Argentina             1.4%
               Brazil                2.5
               Canada                3.6
               Mexico                3.2
               Netherlands           1.0
               Sweden                2.1
               United Kingdom        5.7
               United States        76.6
               Others                3.9
                                   -----
               Total               100.0%
                                   =====


-----------------------------------------------------------------------------------
Forward Currency Contracts to Buy at July 31, 1999
(aggregate face value $109,718,695)
                                        Aggregate Face     Delivery   Unrealized
                        Market Value        Value            Date    Appreciation
-----------------------------------------------------------------------------------
Argentine Peso          $ 3,690,180     $ 3,641,802        8/31/99   $   48,378
Argentine Peso            3,691,286       3,632,850        8/27/99       58,436
Australian Dollars        6,209,116       6,143,698        9/15/99       65,418
Danish Krone              4,835,886       4,697,490        9/15/99      138,396
Euro                     40,536,286      39,368,551        9/15/99    1,167,735
Japanese Yen             53,841,997      52,234,304        9/16/99    1,607,693
-----------------------------------------------------------------------------------
                                                                     $3,086,056
-----------------------------------------------------------------------------------
Forward Currency Contracts to Sell at July 31, 1999
(aggregate face value $145,536,899)
                                                                      Unrealized
                                        Aggregate Face    Delivery   Appreciation/
                        Market Value        Value           Date    (Depreciation)
-----------------------------------------------------------------------------------
British Pounds          $54,169,897     $53,671,326        9/15/99  $  (498,571)
Canadian Dollar          21,780,996      22,365,279        9/15/99      584,283
Euro                     10,588,840      10,246,806        9/15/99     (342,034)
Hong Kong Dollar          7,708,758       7,659,846        1/11/00      (48,912)
Japanese Yen             45,906,508      44,494,137        9/16/99   (1,412,371)
Swedish Krona             7,263,354       7,099,505        9/15/99     (163,849)
-----------------------------------------------------------------------------------
                                                                    $(1,881,454)
-----------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1999
                                                                       Unrealized
                                        Aggregate Face    Expiration  Appreciation/
                           Total Value      Value            Date    (Depreciation)
-----------------------------------------------------------------------------------
Euro Euribor (Short)      $ 2,340,549   $ 2,298,749         Sep-99   $  (41,800)
Euro Euribor (Short)        2,328,872     2,289,292         Dec-99      (39,580)
Euro Euribor (Short)        2,328,390     2,288,732         Mar-00      (39,658)
Euro Euribor (Short)        2,064,009     2,029,544         Jun-00      (34,465)
Euro Euribor (Short)        2,058,872     2,024,919         Sep-00      (33,953)
Euro Euribor (Short)        2,051,596     2,018,774         Dec-00      (32,822)
Euro Euribor (Short)        2,048,706     2,016,213         Mar-01      (32,493)
Euro Shatz (Long)           9,033,592     8,890,168         Sep-99      143,424
U.S. Treasury Bond (Long)  21,844,063    22,389,686         Sep-99     (545,623)
U.S. Treasury Note
10 Yr (Long)               11,582,813    11,576,933         Sep-99        5,880
U.S. Treasury Note
10 Yr (Short)              11,522,109    11,519,306         Dec-99       (2,803)
-----------------------------------------------------------------------------------
                                                                     $ (653,893)
-----------------------------------------------------------------------------------
TBA Sale Commitments at July 31, 1999
(Proceeds receivable $25,358,491)
                                         Principal        Settlement     Market
Agency                                      Amount           Date        Value
-----------------------------------------------------------------------------------
GNMA 7s,
September 2029                          $26,291,000        9/21/99   $24,959,887
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,158,651,419) (Note 1)                                        $1,096,570,392
-----------------------------------------------------------------------------------------------
Cash                                                                                  2,724,603
-----------------------------------------------------------------------------------------------
Foreign currency (cost $13,442)                                                          13,783
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            19,249,166
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       47,916,451
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        3,670,339
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        855,817
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,171,000,551

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 8,448,685
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             68,093
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     58,719,174
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,895,016
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              189,136
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            48,162
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              6,196
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           2,465,737
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            10,304
-----------------------------------------------------------------------------------------------
Payable for exchange listing fees                                                        68,966
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $25,358,491)                    24,959,887
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  141,692
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    97,021,048
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,073,979,503

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,221,125,546
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (6,283,550)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (79,741,098)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                   (61,121,395)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,073,979,503

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($1,073,979,503 divided by
140,989,259 shares)                                                                       $7.62
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $102,915)                                  $  95,307,718
-----------------------------------------------------------------------------------------------
Dividends                                                                             4,530,074
-----------------------------------------------------------------------------------------------
Total investment income                                                              99,837,792

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      7,725,289
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,298,283
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        26,160
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,257
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  72,280
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 42,255
-----------------------------------------------------------------------------------------------
Legal                                                                                    29,504
-----------------------------------------------------------------------------------------------
Postage                                                                                 214,472
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   118,360
-----------------------------------------------------------------------------------------------
Other                                                                                   100,374
-----------------------------------------------------------------------------------------------
Total expenses                                                                        9,645,309
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (76,167)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          9,569,142
-----------------------------------------------------------------------------------------------
Net investment income                                                                90,268,650
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (71,810,244)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,524,661)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             315,362
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                    1,990,188
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and TBA sale commitments during the year                                  (68,565,842)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (139,595,197)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $ (49,326,547)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   90,268,650  $  103,451,712
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                       (73,019,543)     (6,854,645)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                    (66,575,654)    (18,613,852)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                           (49,326,547)     77,983,215
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (86,389,968)    (92,539,997)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                               (17,357,444)     (9,699,908)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions
from reinvestment of dividends                                                        5,865,852              --
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                       (147,208,107)    (24,256,690)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,221,187,610   1,245,444,300
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $6,283,550 and $8,713,718,
respectively)                                                                    $1,073,979,503  $1,221,187,610
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                             140,248,960     140,248,960
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                                                        740,299              --
---------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                   140,989,259     140,248,960
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.71            $8.88            $8.53            $8.46            $8.29
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .64              .74              .65              .64              .68
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.99)            (.18)             .38              .09              .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.35)             .56             1.03              .73              .85
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.62)            (.66)            (.65)            (.65)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.03)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                               (.12)            (.07)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --               --             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.74)            (.73)            (.68)            (.66)            (.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.62            $8.71            $8.88            $8.53            $8.46
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                                 (7.24)            8.06            26.24             7.94             6.86
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                       $7.19            $8.50            $8.56            $7.38            $7.44
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,073,980       $1,221,188       $1,245,444       $1,199,854       $1,190,375
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .86              .89              .83              .85              .82
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            8.05             8.34             7.42             7.43             8.29
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             165.79           209.50           262.01           332.00           196.83
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)



Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

Putnam Premier Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealer, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty.

Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns.

Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At July 31, 1999, the fund had a capital loss carryover of approximately $39,883,000 available to offset future net capital gain, if any, which will expire on July 31, 2007.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1999, the fund reclassified $1,448,514 to increase distributions in excess of net investment income and $316,336 to increase paid-in-capital, with a decrease to accumulated net realized losses of $1,132,178. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1999, fund expenses were reduced by $76,167 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,577 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended July 31, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,343,502,438 and $1,364,137,145, respectively. Purchases and sales of U.S. government obligations aggregated $434,984,058 and $452,314,495, respectively.

Note 4
Share Repurchase Program

The Trustees authorized the fund to repurchase up to 7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding. For the year ended July 31, 1999, the fund did not repurchase any shares. As of July 31, 1999, 511,000 shares have been repurchased since the inception of the program.

Note 5
Change in independent accountants

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended July 31, 1999. During the two most recent fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

The fund has designated 5.01% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Results of June 3, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 3, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                            Votes
                                   Votes for              withheld

Jameson Adkins Baxter             121,724,687             2,419,423
Hans H. Estin                     121,587,715             2,556,395
John A. Hill                      121,780,528             2,363,582
Ronald J. Jackson                 121,786,764             2,357,346
Paul L. Joskow                    121,694,565             2,449,545
Elizabeth T. Kennan               121,690,846             2,453,264
Lawrence J. Lasser                121,746,317             2,397,793
John H. Mullin III                121,770,647             2,373,463
Robert E. Patterson               121,783,980             2,360,130
William F. Pounds                 121,591,565             2,552,545
George Putnam                     121,646,979             2,497,131
George Putnam, III                121,706,430             2,437,680
A.J.C. Smith                      121,773,290             2,370,820
W. Thomas Stephens                121,777,747             2,366,363
W. Nicholas Thorndike             121,689,016             2,455,094

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: 122,009,245 votes for, and 765,987 votes against, with 1,368,878 abstentions.

All tabulations are rounded to nearest whole number.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Robert Paine
Vice President and Fund Manager

David Waldman
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


54547-073 9/99